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                                                                   Exhibit 10.34


                        SETTLEMENT AND RELEASE AGREEMENT

         This Settlement and Mutual General Release Agreement (hereinafter "Agreement") is made and entered into this 18th day of January, 2001, by and amongst Mull Acres Investments, Inc., Jeffrey H. Silvers, William Alden and Carl Vincent "Vini" Bergeman ("Cross-Defendants"), on the one hand, and Ultra Motorcycle Company, f/k/a Bikers Dream, Inc ("Cross-Complainant"), on the other hand. Cross-Complainant and Cross-Defendants are hereinafter sometimes collectively referred to as "Parties."

         1.00. RECITALS.

               1.01. Certain disputes have arisen between the Parties. The purpose of this Agreement is to resolve, in their entirety, all disputes that now exist, or potentially could exist, between the Parties relating to those claims and disputes which are, or could have been, set forth in the action pending in the Superior Court of the State of California in and for the County of Riverside entitled: Mull Acres Investments, Inc v. Bikers Dream, Inc et. al, (and related cross actions) Case No. RIC 338208. This action may sometimes be referred to hereinafter as the "Litigation."

               1.02. It is the desire and intention of the Parties to this Agreement to settle all disputes between them that are, or could have been, included in the Litigation.

         2.00. AGREEMENT.

               2.01. NOW, THEREFORE, in exchange for mutual releases and for a full and adequate consideration, receipt of which is hereby acknowledged, and the terms, conditions, and covenants contained herein, the Parties hereto agree as follows:

               2.02. Recitals. The recitals set forth here in above are incorporated herein by this reference and made a part of this Agreement between the Parties.

               2.03. Terms. Cross-Defendants and Cross-Complainant intend to settle and resolve all of the issues in the litigation with this agreement. No Cross-Defendant shall have to pay Cross-Complainant any monies as a result of this settlement. Nor, shall Cross-Complainant have to pay any monies to any Cross-Defendant. All Cross-Defendants and Cross-Complainant shall bear their own attorneys fees and costs. The Cross-Defendants each reserve, however, any and all rights they may each have to pursue each other on any disputes they may have against one another either on this matter or any other matter. This settlement agreement is not supposed to affect any of the Cross-Defendants' own rights against each other relating to this litigation or any other issues they may have amongst themselves.




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               2.04. The Parties understand, and acknowledge, that some of the principal claims in this Litigation related to, amongst other things, alleged wrongful acts of Cross-Complainant in seizing stock in Ultra Motorcycle Company f/k/a Bikers Dream, Inc. owned by some Cross-Defendants, particularly Mull Acres Investments, Inc. There were also claims that some Cross-Defendants allegedly wrongfully built and sold motorcycles in competition with Ultra Motorcycle Company and committed other acts of unfair competition and interference with business. The Parties agree that as part of this settlement, any Cross-Defendant claiming an ownership interest of any type in the 730,000 shares of stock (pre-split) which were seized hereby transfers, relinquishes and disclaims any and all right, title and interest they may ever have had in that stock to Ultra Motorcycle Company f/k/a Bikers Dream, Inc. Each person/entity who may have previously owned any right, title or interest in any of these shares specifically agrees to sign any and all documents which may be necessary to cause clear title and ownership in those shares to be transferred to Ultra Motorcycle Company. Those documents may include, but are not limited to, endorsing the stock certificates, declarations of lost certificates and/or a power of attorney to Ultra Motorcycle Company or its designee, so that they may legally sign any and all documents necessary to effectuate the transfer of the stock. Furthermore, Cross-Complainant is relinquishing all claims against each Cross-Defendant concerning damages suffered by the alleged acts of any Cross-Defendant in building and selling motorcycles in competition with Ultra Motorcycle Company or in any other alleged acts of unfair competition or interference with business that were included in this Litigation.

               2.05. Furthermore, there is presently pending against Cross-Complainant, an action filed in the Superior Court of the State of California in and for the County of Orange, entitled People of the State of California ex rel. State Air Resources Board v. Ultra Acquisition Corporation, et al., Case No. 00CC10745. Cross-Complainant has not yet filed responsive pleadings in that action. Cross-Complainant believes, however, that if, and when, it must file responsive pleadings in that matter, it may have valid grounds to Cross Complain therein against some, or all, of the Cross-Defendants herein. As part of the terms of this settlement agreement, Cross-Complainants agree not to initially Cross-Complain against any of the Cross-Defendants in that action. Cross-Complainant is not making any representation or warranty that these parties may not be brought into the action via some other means or via some other party. Nor is Cross-Complainant agreeing to indemnify or hold harmless any of these parties if they are brought into that action or sued for any of the same claims or damages Cross-Complainant is now facing in that action. This is simply an agreement that Cross-Complainant will not be the one to initially bring them into that action, if they are even ever brought into it.

               2.06. The Parties hereto each hereby authorize their respective legal counsel to execute and cause to be submitted to the Court any and all documents necessary to effectuate a full and complete Dismissal With Prejudice of all Litigation.


         3.00.    MUTUAL RELEASES.

               3.01. The Cross-Defendants do each hereby absolutely and forever, release and




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discharge Cross-Complainant and each of its associates, owners, stockholders, predecessors, successors, heirs, assigns, agents, directors, officers, partners, employees, representatives, lawyers and all persons acting by, through, under or in concert with them, of and from any and all actions, causes of action, arbitrations, requests for proceedings, debts, guarantees, warranties, express or implied, balances, liabilities, demands, obligations, costs, expenses, damages and liens of every kind whatsoever (hereinafter referred to as "Claims") whether known or unknown, suspected or unsuspected, fixed or contingent, which each now has, or potentially may have, against Cross-Complainant, by reason of any matter, cause or thing whatsoever which was, or could have been, included in the Litigation.

               3.02. Cross-Complainant does hereby absolutely and forever, release and discharge each Cross-Defendant and each of their associates, owners, stockholders, predecessors, successors, heirs, assigns, agents, directors, officers, partners, employees, representatives, lawyers and all persons acting by, through, under or in concert with them, of and from any and all actions, causes of action, arbitrations, requests for proceedings, debts, guarantees, warranties, express or implied, balances, liabilities, demands, obligations, costs, expenses, damages and liens of every kind whatsoever (hereinafter referred to as "Claims") whether known or unknown, suspected or unsuspected, fixed or contingent, which it now has, or potentially may have, against the Cross-Defendants, by reason of any matter, cause or thing whatsoever which was, or could have been, included in the Litigation.

               3.03. The Parties hereto acknowledge that they are aware of the fact that it is the intention of each of them that the execution of this Agreement shall, except as to the rights, obligations and exceptions contained herein, be effective as a full and final settlement of, and as a bar to, each and every claim which either of them has against the other, by reason of any matter, cause or thing whatsoever which was, or could have been, included in the Litigation. The Parties hereto acknowledge that they are aware that if they hereafter discover facts different from, or in addition to, the facts which they now know or believe to be true with respect to the subject matter of this Agreement, it is nevertheless their intention hereby to settle finally, any and all Claims which do now exist between them. In furtherance of such intention, the releases herein shall be and will remain in effect as releases, not withstanding the discovery of any such different or additional facts. It is expressly understood and agreed that the Parties hereto realize that there may exist at this time Claims herein released, the nature of which have not yet been discovered.

               3.04. The Parties hereto acknowledge that they have been informed by their attorneys, and that they are familiar with and waive the provisions of
Section 1542 of the Civil Code of the State of California which provides as follows:

               "A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.





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               3.05. It is expressly understood and agreed that the possibility that such Claims exist has been explicitly taken into account in determining the consideration to be given for this Agreement and that a portion of that consideration, having been bargained for in full knowledge of the possibility of such unknown Claims, was given in exchange for the releases and discharge of Claims covered by these releases.

               3.06. No Prior Assignments. The parties hereto represent and warrant that they have not assigned or transferred any interest in any claim which they may have against the persons which are released under the terms of this Agreement, or any of them, and agree to indemnify and hold such persons, and each of them, harmless from any liabilities, claims, demands, damages, costs, expenses, and attorneys fees incurred by such persons, or any of them, as a result of any person asserting any such assignment or transfer or any rights or claims under any such assignment or transfer. It is the intention of the Parties that this indemnity does not require payment as a condition precedent to recovery hereunder by any indemnified person.

               3.07. The Parties hereto, and the persons signing on behalf of each party, represent, and warrant, that they have all necessary and requisite authorizations to, and are completely empowered to, enter into this Agreement and each and every one of its terms and conditions. Each Party, and the person signing on behalf of each party, agrees to indemnify and hold harmless all of the other Parties to this Agreement for any costs, expenses or damages incurred as a result of any breach, or allegation of breach, of said warranty. It is the intention of the Parties that this indemnity does not require payment as a condition precedent to recovery hereunder by any indemnified person.

               3.08. THE RELEASES HEREIN SHALL BECOME EFFECTIVE IMMEDIATELY UPON EXECUTION AND THIS AGREEMENT IS, AND SHALL BE, FULLY ENFORCEABLE UNDER CCP
Section 664.6.

           4.00.       MISCELLANEOUS

               4.01. The Parties hereto agree to perform their obligations hereunder in "good faith."

               4.02. All notices, requests or demands and other communications hereunder shall be in writing and telecopied, delivered by overnight delivery service or mailed to the intended recipient at the telecopy number or address specified below. Such notices, requests, demands and other communications shall be deemed to have been fully given when transmitted by telecopier, answerback received, delivered by overnight delivery service against receipt or, in the case of mailed notices, three (3) business days after such notice is enclosed in a properly scaled envelope and deposited in a post office or collection facility regularly maintained by the United States Postal Service (registered or certified mail, return receipt requested, postage and certification or registration prepaid.)




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           To:         Cross-Defendants William Alden and Carl Vincent Bergeman:

                       Andrew W. Couch, Esq.
                       110 Newport Center Drive, Suite 200
                       Newport Beach, CA 92660
                       (949) 760-2596 Telephone
                       (949) 760-0337 Facsimile


           To:         Cross-Defendants Mull Acres Investments, Inc and
                       Jeffrey H. Silvers

                       David P. Christianson, Esq.
                       LAW OFFICES OF DAVID P. CHRISTIANSON
                       3 Upper Newport Plaza
                       Newport Beach, CA 92660
                       (714) 543-2398 Telephone
                       (949) 752-1501 Facsimile

           To:         Cross-Complainant Ultra Motorcycle Company:

                       Harold L. Collins, Esq.
                       James M. Duarte, Esq.
                       ULTRA MOTORCYCLE COMPANY
                       3810 Wacker Drive
                       Mira Loma, CA 91752
                       (909) 360-2500 Telephone
                       (909) 360-2525 Facsimile

           Any party may change its address for the purpose of notice to any other address by giving notice in accordance with the foregoing provisions.

               4.03. This Agreement and Mutual Release as entered into by the Parties hereto is solely for the purpose of compromising and settling the matters in dispute. It does not constitute, nor shall it be construed as, an admission by any of the Parties hereto of the truth or validity of any of the Claims asserted.

               4.04. All costs and expenses incurred by the Parties hereto in litigating any of the above referred to litigation and in completing this Agreement, to the extent not already provided for herein, shall be borne, each Party by themselves.

               4.05. Time is of the Essence. Time is specifically declared to be of the essence in completing the terms, conditions, and covenants of this Agreement to be performed by the respective Parties.




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               4.06. Entire Agreement. This Agreement constitutes the entire
Agreement between the parties hereto pertaining to the subject matter hereof and supersedes all prior or contemporaneous Agreements, understandings, negotiations and discussions, whether oral or written, of the Parties in connection with the subject matter hereof, except as specifically set forth herein. No supplements, modifications, waivers or terminations of this Agreement shall be binding unless executed in writing by the Parties to be bound thereby. No waiver of any provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision herein (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

               4.07. Binding on Successors. All of the terms and provisions of this Agreement shall be binding upon or shall inure to the benefit of the Parties hereto, their assigns, heirs, administrators, executors or successors.

               4.08. Headings. The headings contained in this Agreement have been inserted for convenience only and in no way define or limit the scope or interpretation of this Agreement.

               4.09. Waiver. Either Party hereto may specifically waive any breach of this Agreement by the other Party, but no such waiver shall constitute a continuing waiver of similar or other breaches. A waiving Party may at any time, upon notice given in writing to the breaching Party, direct future compliance with the waived term or terms of this Agreement, in which event the breaching Party shall comply as directed from such time forward. All remedies, rights, undertakings, obligations and agreements contained in this Agreement shall be cumulative and not mutually exclusive.

               4.10. Counterparts. This Agreement may be executed in any number of counterparts each of which shall be deemed an original but all of which taken together shall constitute an Agreement. Facsimile signatures are acceptable and may be deemed to be originals on any counterpart to this agreement.

               4.11. Attorney's Fees. In the event any Party hereto shall commence legal proceedings against the other to enforce the terms hereof, or to declare rights hereunder, as the result of the breach of any covenant or condition of this Agreement, the prevailing Party in any such proceeding shall be entitled to recover from the losing Party its costs of suit including reasonable attorney's fees, as may be fixed by the court.

               4.12. Negotiated Agreement. The drafting and negotiating of this Agreement has been participated in by each of the Parties. This Agreement shall be deemed to have been drafted jointly by the Parties.

               4.13. Independent Counsel. The Parties do hereby acknowledge and agree that they have been represented by independent counsel of their own choice throughout all negotiations which preceded the execution of this Agreement and that they have executed this Agreement with the consent and upon the advice of said independent counsel.




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               4.14. Governing Law. This Agreement has been entered into and executed in the State of California and shall be interpreted in accordance with the laws of said state. Venue for any litigation, arbitration or other proceedings arising out of, referring or relating to this Settlement and Release Agreement shall be in the County of Riverside, State of California.

               4.15. Invalid Provision. The invalidity or unenforceability of any particular provision of this Agreement shall not affect the other provisions hereof, and in such instance, this Agreement shall be construed in all respects as if such invalid or unenforceable provision were omitted.

               4.16. Other Documents. The Parties shall execute such other documents and take such further actions as may be required for the consummation of the transactions contemplated in this Agreement.

           5.00.       EXECUTION.

               5.01. In witness whereof the Parties have caused this Agreement to be entered into and signed their respective names hereon, all as of the date first written above.

           THE UNDERSIGNED HAVE READ THIS SETTLEMENT AND RELEASE AGREEMENT AND AGREED TO ITS TERMS. THE UNDERSIGNED UNDERSTAND AND ACKNOWLEDGE THAT THIS SETTLEMENT AND RELEASE AGREEMENT CONTAINS A RELEASE OF ALL KNOWN OR UNKNOWN CLAIMS.


                               "CROSS-DEFENDANTS"

                                        MULL ACRES INVESTMENTS, INC.

DATED:                                  By:
      ---------------------                -------------------------------------
                                        Its:
                                            ------------------------------------


DATED:
      ---------------------             ----------------------------------------
                                        Jeffrey H. Silvers



DATED:
      ---------------------             ----------------------------------------
                                        William Alden


DATED:
      ---------------------             ----------------------------------------
                                        Carl Vincent "Vini" Bergeman

                        SIGNATURES CONTINUED ON NEXT PAGE




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                      SIGNATURES CONTINUED FROM PRIOR PAGE


                                        APPROVED AS TO FORM FOR CROSS-DEFENDANTS
                                        MULL ACRES INVESTMENTS, INC AND JEFFREY
                                        H. SILVERS



                                        LAW OFFICES OF DAVID P. CHRISTIANSON

DATED:
      ---------------------             ----------------------------------------
                                        David P. Christianson, Esq.


                                        APPROVED AS TO FORM FOR CROSS-DEFENDANTS
                                        WILLIAM ALDEN AND CARL VINCENT "VINI"
                                        BERGEMAN


                                        LAW OFFICES OF ANDREW W. COUCH


DATED:
      ---------------------             ----------------------------------------
                                        Andrew W. Couch, Esq.



                               "CROSS-COMPLAINANT"


                                        ULTRA MOTOTRCYCLE COMPANY f/k/a BIKERS
                                        DREAM, INC

DATED:                                  By:
      ---------------------                -------------------------------------
                                        Its:
                                            ------------------------------------



                                        APPROVED AS TO FORM:


DATED:
      ---------------------             ----------------------------------------
                                        James M. Duarte, Esq.
                                        General Counsel




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